UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22560

Plainsboro Funds

 (Exact Name of Registrant as Specified in Charter)

Plainsboro Global Capital, Inc.

4 Windmill Court

Plainsboro, New Jersey 08536

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy

Dover, Delaware 19901

 (Name and Address of Agent for Service)

With copy to:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

(913) 660-0778

Registrant’s Telephone Number, including Area Code:  (609) 356-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Item 1.  Reports to Stockholders.

PLAINSBORO FUNDS

Plainsboro China Fund

ANNUAL REPORT

August 31, 2013

Management’s Discussion of Fund Performance

For the fiscal year ended August 31, 2013, the Plainsboro China Fund (the “Fund”) returned net of fees 51.59%, while its benchmark, the MSCI China Index, returned 14.42%. The Fund is managed by Plainsboro Global Capital, Inc. (the “Adviser”).

In recent years, the Chinese government has changed its economic policy quite frequently in order to smooth out the economic cycle while at the same time fixing structural issues.  The past fiscal year was no exception.  Since the new Premier took over last fall, his macro economic policy has changed from loosening to tightening in January 2013, then back to loosening again around June.  This was achieved via a combination of monetary policy, fiscal policy and property market regulation.  Given the Chinese government’s control over the economy, these policies were effective and can help achieve their goals in the short term.  However, side effects cannot be avoided and the possible long-term effects, such as the fast-rising property prices, local governments’ bad debt, and shadow banking risks, may not be favorable.  The key economic risk is that property prices are getting out of control.

The Plainsboro China Fund is a non-diversified mutual fund with a focused portfolio –guiding principles of the Fund’s investment strategy is to consider common stocks as units of ownership of a business and to only purchase such common stock when the price of such stock appears low in relation to the value of the total enterprise. By focusing on the more attractive investment opportunities (the ‘fat pitch’ in Warren Buffett’s terms), one can achieve, over time, much better returns while reducing investment risk.  As a consequence, the Fund is managed with a benchmark-agnostic perspective and a focus on individual stock ideas.

During the period, the Chinese stocks listed in the US rebounded significantly from the low last year.  These stocks were hammered indiscriminately during the market’s widespread concern over accounting frauds.  The Fund took advantage of the opportunity, separated the wheat from the chaff based on the Adviser’s analysis, and allocated a significant portion of the portfolio to these opportunities.  This benchmark-agnostic move contributed meaningfully to the Fund’s outperformance in this fiscal year.

The top contributor to portfolio performance remained to be SouFun, which operates the largest residential real estate portal in China.  In addition to the benefits from the low penetration level of online advertising and its dominant market share, management is innovative in creating a significant new business from its existing user and client bases. Its existing home business, a small piece now, is booming and could turn out to be its main business in the future.  Generous cash dividend distribution continued.  All these helped the stock’s good return this year.

The biggest detractor to performance during the period was Airmedia, which operates a large airport media business in China, such as light boxes, billboards and digital frames.  Its stock was valued near net cash level despite positive free cashflow and a stable to improving outlook.  Management together with the company bought back shares.  The Fund took advantage of the stock price decline, built then added to the position during the period.

As usual, during the period, cash position varied as a residual of investment opportunities.

The Adviser is of the view that in the near-term the Chinese economy will pick up.   The Adviser views the main risk to the economy to be the property bubble.  Despite the Chinese government’s past efforts to regulate the property market, it appears that this market is experiencing inflationary pressures.  Considering the improving economy, a reasonable valuation level, and risks mentioned, the Fund is cautiously optimistic about the Chinese stock market.

Thank you for your investment in the Fund.

Regards,

Yang Xiang

Portfolio Manager

PLAINSBORO CHINA FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2013 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED AUGUST 31, 2013

	One Year	Since Inception*	Ending Value
Plainsboro China Fund	51.59%	21.66%	$ 14,486
MSCI China Index	14.42%	11.35%	$ 12,253

*Inception Date: 10/11/2011

This chart assumes an initial investment of $10,000 made on the closing of October 11, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The MSCI China Index is a free-float weighted equity index. Chinese companies across H-Shares, Red Chips and P Chips listed in Hong Kong and B-Shares listed in China are eligible for index inclusion, where: (1) H-Share companies refer to companies incorporated in mainland China and approved by the China Securities Regulatory Commission (CSRC) for a listing in Hong Kong; (2) Red Chips are companies controlled by the state or a province or municipality; (3) P Chips are run by private sector Chinese businesses; and (4) B-Share companies are incorporated in China, and traded on the Shanghai and Shenzhen stock exchanges. B Shares only account for 1.00% of the index. The total market value of the constituents covers 84% of the eligible universe as of this writing. The index is reviewed and re-balanced on a quarterly basis. The Fund invests in a representative sample of securities included in the index that collectively has an investment profile similar to the Index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 2.00% redemption fee on shares redeemed with 90 days or less of purchase.

PLAINSBORO CHINA FUND

PORTFOLIO SECTOR ILLUSTRATION

AUGUST 31, 2013 (UNAUDITED)

Portfolio Summary at August 31, 2013:

Country
China	57%
Hong Kong	36%
Singapore	1%
Cash and Net Other Assets	6%
100%

Top Ten Holdings at August 31, 2013:

Holdings	% of Net Assets
Luk Fook Holdings International	18%
Jiayuan.com International Ltd.	14%
Baidu, Inc.	13%
SouFun Holdings Ltd.	5%
China Mingsheng Bank	5%
China Taiping Insurance Holdings Co. Ltd.	4%
Xueda Education Group	4%
Airmedia Group, Inc.	4%
Pico Far East Holding	3%
Clear Media Ltd.	3%
73%

PLAINSBORO CHINA FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors while the underlying securities are represented as a percentage of the portfolio of investments.

	Plainsboro China Fund
	Schedule of Investments
	August 31, 2013

Shares		Value

COMMON STOCKS - 93.17%

Banks - 13.34%
20,000	China Merchants Bank	$ 34,662
60,000	China Mingsheng Bank	64,528
64,000	Ind & Com Bank China 'H' cny 1	42,008
54,000	China Const. Bank 'H'cny 1	39,552
		180,750
Engines & Turbines - 0.45%
310	China Yuchai International Ltd.	6,085

Hotels, Casinos & Leisure Facilities - 3.16%
16,700	SJM Holdings Ltd.	42,812

Life Insurance - 3.84%
38,000	China Taiping Insurance Holdings Co. Ltd. *	52,040

Media & Entertainment - 6.40%
66,000	Clear Media Ltd.	42,980
134,000	Pico Far East Holding	43,717
		86,697
Other Financials - 2.86%
68,000	Value Partners GRP Ltd.	38,758

Services-Advertising Agencies - 3.71%
28,251	Airmedia Group, Inc. ADR *	50,287

Services-Business Services, NEC - 3.83%
1,400	Perfect World Co., Ltd., Class B ADR	27,342
8,000	The 9 Ltd. ADR *	24,480
		51,822
Services-Computer Processing & Data Preparation - 19.09%
30,400	Jiayuan.com International Ltd. ADR	191,824
1,600	SouFun Holdings Ltd. ADR	66,832
		258,656
Services-Computer Programming, Data Processing, Etc. - 13.08%
1,308	Baidu, Inc. ADR *	177,273

Services-Educational Services - 3.82%
13,300	Xueda Education Group ADR	51,737

Textile, Clothing & Accessories - 19.53%
8,000	Chow Sang Sang Holdings	22,025
71,000	Luk Fook Holdings International	242,624
		264,649
Transportation - 0.06%
1,000	Zhejiang Expressway Co. Ltd.	837

TOTAL FOR COMMON STOCKS (Cost $1,150,438) - 93.17%		1,262,403

TOTAL INVESTMENTS (Cost $1,150,438) - 93.17%		1,262,403

OTHER ASSETS LESS LIABILITIES - 6.83%		92,490

NET ASSETS - 100.00%		$ 1,354,893

ADR - American Depository Receipt
* Non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Plainsboro China Fund
Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments, at Value (Cost $1,150,438)	$ 1,262,403
Cash	84,049
Receivable:
Dividend Receivable	15,629
Income Taxes Receivable	3,000
Total Assets	1,365,081

Liabilities:
Advisory Fees	7,877
Service Fees	2,311
Total Liabilities	10,188

Net Assets	$ 1,354,893

Net Assets Consist of:
Paid In Capital	$ 991,616
Accumulated Realized Gain on Investments	251,312
Unrealized Appreciation in Value of Investments	111,965
Net Assets, for 101,991 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 1,354,893

Net Asset Value Per Share and Offering Price ($1,354,893/101,991)	$ 13.28

Minimum Redemption Price Per Share *	$ 13.02

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Plainsboro China Fund
Statement of Operations
For the year ended August 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $828)	$ 60,269
Total Investment Income	60,269

Expenses:
Advisory Fees (Note 4)	11,221
Services Fees (Note 4)	3,366
Total Expenses	14,587

Net Investment Income	45,682

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	205,970
Net Change in Unrealized Appreciation on Investments	207,368
Net Realized and Unrealized Gain on Investments	413,338

Net Increase in Net Assets Resulting from Operations	$ 459,020

The accompanying notes are an integral part of these financial statements.

Plainsboro China Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended *
	8/31/2013	8/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 45,682	$ 20,913
Net Realized Gain on Investments	205,970	45,342
Unrealized Appreciation (Depreciation) on Investments	207,368	(95,403)
Net Increase (Decrease) in Net Assets Resulting from Operations	459,020	(29,148)

Distributions to Shareholders (Note 7):
Net Investment Income	(78,381)	(9,777)
Total Dividends and Distributions Paid to Shareholders	(78,381)	(9,777)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	12,125	912,904
Shares Issued on Reinvestment of Dividends	78,381	9,777
Cost of Shares Redeemed	(8)	-
Net Increase in Net Assets from Shareholder Activity	90,498	922,681

Net Assets:
Net Increase in Net Assets	471,137	883,756
Beginning of Period	883,756	-
End of Period (Including Accumulated Undistributed	$ 1,354,893	$ 883,756
Net Investment Income of $0 and $11,136, respectively)

* The Fund commenced investment operations on October 11, 2011.
The accompanying notes are an integral part of these financial statements.

Plainsboro China Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended
	8/31/2013	8/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 9.45	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.46	0.26
Net Gain (Loss) on Securities (Realized and Unrealized)	4.21	(0.70)
Total from Investment Operations	4.67	(0.44)

Distributions from:
Net Investment Income	(0.84)	(0.11)
Total from Distributions	(0.84)	(0.11)

Net Asset Value, at End of Period	$ 13.28	$ 9.45

Total Return **	51.59%	(4.44)%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,355	$ 884
Ratio of Expenses to Average Net Assets	1.30%	1.30%	(b)
Ratio of Net Investment Income to Average Net Assets	4.07%	2.65%	(b)
Portfolio Turnover	71.53%	34.58%	(c)

(a) The Fund commenced investment operations on October 11, 2011.
(b) Annualized.
(c) Not Annualized
* Net Investment Income/Loss per share amounts were calculated using the average shares method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

PLAINSBORO CHINA FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013

Note 1. Organization

The Plainsboro Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on May 13, 2011. The Trust currently consists of one series of shares of beneficial interest (“shares”) called the Plainsboro China Fund (the “Fund”).  The Fund is a non-diversified fund.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series.  Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is Plainsboro Global Capital Inc. (the "Adviser").

The Plainsboro China Fund seeks long-term capital appreciation.  The Fund’s investment objective may be changed without shareholder approval.  The Fund will provide 60 days advance notice of any change in the investment objective.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Share Valuation - The price (net asset value) of the Fund’s shares is normally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Security Transaction Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Income Taxes – The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. The Fund intends to declare and pay distributions on an annual basis and expects that distributions will consist primarily of capital gains.  The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

In addition, US Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. For the year ended August 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund will distribute its net realized capital gains, if any, on an annual basis and in the form of dividends to its shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other - The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3. Security Valuation

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADR’s and exchange traded funds) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, or when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities - Fixed income securities such as corporate bonds and U.S. Government Securities when valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  These securities will be categorized as Level 3 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2013:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,262,403	$ 0	$ 0	$ 1,262,403
Total	$ 1,262,403	$ 0	$ 0	$ 1,262,403

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 3 assets during the year ended August 31, 2013. The Fund did not hold any derivative instruments at any time during the year ended August 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the year ended August 31, 2013. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has an Investment Advisory Agreement (the “Agreement”) with Plainsboro Global Capital, Inc. (the “Adviser”). Under this Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the year ended August 31, 2013, the Adviser earned a fee of $11,221 from the Fund.

Under the Services Agreement the Adviser receives an additional fee of 0.30% and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data. For the year ended August 31, 2013, the Adviser earned a fee of $3,366 from the Fund pursuant to the Services Agreement.

Note 5. Capital Share Transactions

Paid in capital at August 31, 2013, was $991,616 representing 101,991 shares outstanding. Transactions in capital stock were as follows:

	Year Ended August 31, 2013		October 11, 2011 (commencement of investment operations) through August 31, 2012
	Shares	Amount	Shares	Amount
Shares Sold	1,069	$ 12,125	92,525	$ 912,904
Shares Reinvested	7,367	78,381	1,031	9,777
Shares Redeemed	(1)	(8)	-	-
Net Increase	8,435	$ 90,498	93,556	$ 922,681

Shareholders are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 90 days after their purchase.  For the year ended August 31, 2013, no redemption fees were collected by the Fund from shareholder transactions.

Note 6. Investment Transactions

For the year ended August 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $757,060 and $757,563, respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at August 31, 2013 was $1,150,438.

At August 31, 2013 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$187,682	$(75,717)	$111,965

Income and capital gains distributions are determined in accordance with Federal Income Tax regulations which may differ from accounting principles generally accepted in the United States.

As of August 31, 2013, the tax basis components of distributable earnings and unrealized depreciation were as follows:

Distributable Net Investment Income	$ 0
Accumulated Undistributed Realized Gain on Investments	$ 251,312
Unrealized Appreciation on Investments	$ 111,965

The Fund paid a dividend of $0.2420 per share on December 26, 2012 totaling $22,641. The Fund paid a short term capital gain of $0.5958 per share on December 26, 2012 totaling $55,740.

The Fund paid a dividend of $0.1059 per share on December 29, 2011 totaling $9,777.

The tax characters of distributions paid during the year ended August 31, 2013, and during the period October 11, 2011 (commencement of investment operations) through August 31, 2012, are as follows:

	August 31, 2013	October 11, 2011 (commencement of investment operations) through August 31, 2012
Ordinary income	$ 22,641	$ 9,777
Short-term capital gain	$ 55,740	-
Net Investment Income	$ 78,381	$ 9,777
Long-term capital gain	-	-

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control & Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2013, Yang Xiang owned approximately 97.88% outstanding shares of the Fund in a tax deferred IRA account, and therefore may be deemed to control the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Directors of the

Plainsboro China Fund

We have audited the accompanying statement of assets and liabilities of the Plainsboro China Fund (the “Fund”), including the schedule of investments, as of August 31, 2013, and the related statements of operation, changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statement of changes in net assets and financial highlights for the period October 11, 2011 (commencement of investment operations) to August 31, 2012 were audited by other auditors whose report dated November 7, 2012, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Plainsboro China Fund as of August 31, 2013, and the results of its operations, changes in its net assets, and the financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Gunteski & Co., PA

Tinton Falls, New Jersey

October 30, 2013

Reply to: 730 Hope Road    Tinton Falls    NJ 07724    Phone: 732.676.4100    Fax: 732.676.4101

40 Bey Lea Road, Suite A101    Toms River    NJ 08753    Phone: 732.349.6880    Fax: 732.349.1949

Member of CPAmerica International

www.CowanGunteski.com

Plainsboro China Fund
Expense Illustration
August 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Plainsboro China Fund, you incur ongoing costs which typically consist of management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2013 through August 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$1,147.80	$7.04
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.65	$6.61

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PLAINSBORO CHINA FUND

TRUSTEES AND OFFICERS

AUGUST 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
JiyangShen Age: 46	Trustee	August 2011 – present.	Software Engineer – Allscripts (March 2004 to present).	1	Director, POS Consulting LLC
Hsien Chung E. Yang Age: 57	Trustee	August 2011 – present.	KoeppelTener Real Estate Services, Inc. (real estate services) (1986 to August 2006); KTR Real Estate Valuation Services LLC (Sept. 2006 to Nov. 2008); Founder/Accountant – J&E Company (accounting and consultant services) (Nov. 2008 to present).	1	Director, J&E Company

1The address of each director is c/o Plainsboro China Fund, 4 Windmill Court, Plainsboro, New Jersey 08536.

The following table provides information regarding each Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Yang Xiang* Age: 46	Trustee, President, Chairman of the Board, Secretary, Treasurer and Chief Compliance Officer.	August 2011 –present.	Private Investor 10/2008 - Present Portfolio Manager/Analyst – Harding Loevner Management. 2000-10/2008.	1	Trustee, HX Chinese School at Plainsboro, NJ 2013- present

* Yang Xiang is considered an “Interested” Trustee, as defined in the Investment Company Act of 1940, as amended, because he owns the majority of the Adviser.

PLAINSBORO CHINA FUND

ADDITIONAL INFORMATION

AUGUST 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-707-8588, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 707-8588 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 707-8588 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a meeting held on August 19, 2013, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Plainsboro Global Capital, Inc. (the “Adviser”) with respect to the Plainsboro China Fund (the “Fund”).  Counsel noted that the 1940 Act requires the approval of the investment advisory agreement between the Trust and its investment adviser by the Board, including a majority of the Independent Trustees.  The Board then specifically discussed the arrangements between the Adviser and the Trust with respect to the Fund.  The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement.  A copy of this memorandum was circulated to the Trustees in advance of the meeting.  Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of shareholders; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer to the Fund. The Trustees noted the Adviser’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain and enhance its resources and systems; the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and longer-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data.  As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to funds of similar size, style and objective as well as certain funds categorized by Morningstar (the “Peer Group”).  Performance data was for the 12 month period ended July 26, 2013.  The Trustees noted that for the 12 month period ended July 26, 2013, the Fund significantly outperformed its China Region category average.  The Trustees noted that for the quarter ended May 31, 2013 and the since inception period, the Fund outperformed its benchmark – the MSCI China Free Index.  The Trustees noted that the Adviser manages separate equity accounts but their portfolios are more concentrated than the Fund and, as such, not comparable.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees noted that the Adviser operated at a loss for its most recent fiscal year in regards to the services to the Fund and also noted that for the Adviser’s fiscal year ended September 30, 2012, there was no revenue from clients other than the Fund.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds.  The Trustees reviewed the fees under the Agreement as compared to other mutual funds with similar investment objectives and noted that the expense ratio of 1.30% was below the category average of 1.83% and that the Fund’s size was much smaller than those in the peer group.  The Trustees acknowledged that pursuant to a Services Agreement, the Adviser pays certain expenses of the Fund which has the effect of capping the Fund’s expenses at a certain level.  Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics.  The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid.  The Trustees did not identify any other potential benefits (other than the management fee) that would inure to the Adviser. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

The Independent Trustees met in executive session to discuss the continuation of the Agreement.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Advisory Agreement between the Trust and the Adviser.

Board of Trustees

Yang Xiang

Hsien Chung E. Yang

Jiyang Shen

Investment Adviser

Plainsboro Global Capital, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Fifth Third Bank

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group™

Independent Registered Public Accounting Firm

Cowan, Gunteski & Co., P.A.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 8,000

FY 2012

$ 10,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 2,500

FY 2012

$ 0

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

 (g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 0

FY 2012

$ 0

(h)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Plainsboro Funds

By /s/ Yang Xiang

     Yang Xiang

     President, Chairman of the Board, Principal Financial Officer

     and Chief Compliance Officer

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Yang Xiang

      Yang Xiang

      President, Chairman of the Board, Principal Financial Officer

     and Chief Compliance Officer

Date November 8, 2013